SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_|   Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-12

GLOBALINK, LTD.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1.  Title of each class of securities to which transaction applies:  ________________

   2.  Aggregate number of securities to which transaction applies:  ________________

   3.  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:  ________________________________________________________

   4.  Proposed maximum aggregate value of transaction:  _______________________

   5.  Total fee paid:  _____________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1.  Amount Previously Paid:  ____________________________________________

   2.  Form, Schedule or Registration Statement No.:  ___________________________

   3.  Filing Party:  ______________________________________________________

   4.   Date Filed:  ________________________________________________________

GLOBALINK, LTD.

PROXY FOR 2015 ANNUAL MEETING OF SHAREHOLDERS

MARCH 28, 2016

The undersigned hereby constitutes and appoints Hin Kwok Sheung, the undersigned’s true and lawful attorney and proxy (with full power of substitution in each), to vote all of the shares of Globalink, Ltd. owned by the undersigned on March 1, 2016 (the Record Date), at the 2015 Annual Meeting of Shareholders of Globalink, Ltd. to be held at 365 Boundary Road, Vancouver, BC V5K 4S1 on March 28, 2016, at 11:00 a.m., local time (including adjournments), with all powers that the undersigned would possess if personally present.

THE BOARD RECOMMENDS A VOTE FOR

EACH PROPOSAL AND NOMINEE.

I.   RE-ELECTION OF DIRECTORS.

Voting to re-elect four directors to serve until our next annual meeting:

-

Hin Kwok Sheung

-

Robin Young

-

Ke Feng (Andrea) Yuan

-

Jia Charle Yao

___ FOR (nominees listed above)   ___ WITHHOLD AUTHORITY

(INSTRUCTION:  To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided above).

II.   ELECTION OF DIRECTORS.

Voting to elect one additional director to serve until our next annual meeting:

-

Yan Zhuang

___ FOR (nominees listed above)   ___ WITHHOLD AUTHORITY

(INSTRUCTION:  To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided above).

Should any other matter requiring a vote of the shareholders arise, the above-named Proxies, and each of them acting alone, are authorized to vote the shares represented by this Proxy as their judgment indicates is in the best interest of Globalink, Ltd.

This Proxy is solicited on behalf of the management of Globalink, Ltd.  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR the proposals described above.

IMPORTANT:  Please date this Proxy and sign exactly as your name or names appear hereon.  If shares are held jointly, both owners must sign.  Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

Signature of Shareholder

__________________________________________

Signature of Joint Shareholder

__________________________________________

Dated:  March ____, 2016

PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

To Our Shareholders:

     Whether or not you are able to attend our 2015 Annual Meeting of Shareholders, it is important that your shares be represented, regardless of the number of shares you own.  Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope.

     We look forward to receiving your voted Proxy at your earliest convenience.

GLOBALINK, LTD.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 28, 2016

To the Shareholders of Globalink, Ltd.:

   You are cordially invited to attend the 2015 Annual Meeting of Shareholders of Globalink, Ltd. (the “Company”), which will be held at 365 Boundary Road, Vancouver, BC V5K 4S1, on March 28, 2016 at 11:00 a.m., local time, and any adjournments or postponements thereof for the following purposes:

1.

To re-elect four directors to serve until the Company's 2016 Annual Meeting of Shareholders;

2.

To elect one additional director to serve until the Company’s 2016 Annual Meeting of Shareholders; and

3.  To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

   Only shareholders of record at the close of business on March 1, 2016 will be entitled to vote at the annual meeting.  Information relating to the matters to be considered and voted on at the annual meeting is set forth in the proxy statement accompanying this notice.  Please read the proxy statement and vote your shares as soon as possible.  To ensure your representation at the annual meeting, please complete, date, sign, and return the enclosed proxy, even if you plan to attend the annual meeting.  A proxy and a self-addressed stamped envelope are enclosed.  If you attend the annual meeting, you may withdraw your proxy and vote in person.

   The Board of Directors unanimously recommends a vote “for” the approval of each of the proposals to be submitted at the meeting.

                           By Order of the Board of Directors,

March 1, 2016         Hin Kwok Sheung, Chairman of the Board

GLOBALINK, LTD.

365 Boundary Road

Vancouver, BC V5K 4S1

(604) 828-8822

PROXY STATEMENT

FOR

2015 ANNUAL MEETING OF SHAREHOLDERS

   This Proxy Statement is furnished in connection with the solicitation of the accompanying proxy on behalf of the Board of Directors of Globalink, Ltd. for use at the Company’s 2015 Annual Meeting of Shareholders to be held on March 28, 2016 at 11:00 a.m., local time, at 365 Boundary Road, Vancouver, BC V5K 4S1, and any adjournments or postponements of the Annual Meeting.

   This Proxy Statement and the accompanying proxy form are first being mailed to shareholders entitled to vote at the Annual Meeting on or about March 7, 2016.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

   At the Annual Meeting, the shareholders will act upon the matters described in the notice of meeting contained in this Proxy Statement, including the adoption of the amended and restated bylaws, the election of directors, and the election of officers.  We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting.  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign, and return the enclosed proxy card.

Who is entitled to vote?

   Only holders of Company’s common shares outstanding as of the close of business on March 1, 2016 (the “Record Date”) will be entitled to vote at the Annual Meeting. Each shareholder is entitled to one vote for each common share he or she held on the Record Date.

Who can attend the Annual Meeting?

   All shareholders, or individuals holding their duly appointed proxies, may attend the Annual Meeting.  Appointing a proxy in response to this solicitation will not affect a shareholder’s right to attend the Annual Meeting and to vote in person.  Please note that if you hold your shares in

“street name” (in other words, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date to gain admittance to the Annual Meeting.

What constitutes a quorum?

   A majority of the 45,585,000 common shares outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. If you vote, your shares will be part of the quorum.  Shares represented by a proxy card either marked “ABSTAIN” or returned without voting instructions are counted as present for the purpose of determining whether the quorum requirement is satisfied.  Also, in those instances where shares are held by brokers who have returned a proxy but are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (“broker non-votes”), those shares will be counted as present for quorum purposes.  However, broker non-votes will not be counted as votes for or against any proposal.

What is the effect of not voting?

   It will depend on how your share ownership is registered.  If you own shares as a registered holder and do not vote, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement.  If a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

   If you own shares in street name and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum.  In the absence of your voting instructions, your broker may or may not vote your shares in its discretion depending on the proposals before the meeting.  Your broker may vote your shares in its discretion on routine matters.  With regard to non-routine matters, broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether these matters have been approved.  Abstentions will be counted toward the tabulation of votes and will have the same effect as negative notes.  Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any adjournment or postponement of that meeting unless a new record date is or must be set for such adjournment or postponement).

How can I vote?

   You can vote in one of two ways.  You can vote by mail or you can vote in person at the meeting.

   You may vote by mail.  You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-prepaid envelope.  You do not need to put a stamp on the enclosed envelope if you mail it in the United States.  The shares you own will be voted according to the instructions on the proxy card you mail.  If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, then the shares you own will be voted in accordance with the recommendations of the Board of Directors.

   You may vote in person.  If you attend the Annual Meeting, then you may vote by delivering your completed proxy card in person or you may vote by completing a ballot.  Ballots will be available at the meeting.

Can I change my vote after I return my proxy card?

   Yes.  Even after you have submitted your proxy, you can change your vote at any time before the proxy is exercised by appointing a new proxy bearing a later date, by providing written notice to the Secretary of the Company that you are revoking your proxy, or by voting in person at the Annual Meeting.  Presence at the Annual Meeting of a shareholder who has appointed a proxy does not in itself revoke a proxy.  Unless so revoked, the shares represented by proxies received by the proxy holders will be voted at the Annual Meeting.  When a shareholder specifies a choice by means of the proxy, then the shares will be voted in accordance with such specifications.  A written notice to the Company’s Secretary revoking your proxy must be sent to Globalink, Ltd., 365 Boundary Road, Vancouver, BC V5K 4S1, Attention:  Secretary.

What am I voting on?

   You are voting on two proposals:

1.

The re-election of directors; and

2.

The election of an additional director.

What are the Board’s recommendations?

   The Board recommends a vote:

1.

For the re-election of the directors;

2.

For the election of the additional director.

If you sign and return your proxy card, unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board.

How are votes counted?

   Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” votes, and with respect to proposals other than the election of directors, “Against” votes, abstentions, and broker non-votes.  Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.  If you do not give the broker or nominee specific instructions, your broker or nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.  Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

What vote is required to approve the proposals?

   The election of each director requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

Are there any other items that are to be discussed during the Annual Meeting?

   The Company is not aware of any other matters that you will be asked to vote on at the Annual Meeting.  If other matters are properly brought before the Annual Meeting, the Board or proxy holders will use their discretion on these matters as they may arise.

Who pays to prepare, mail, and solicit the proxies?

   Proxies may be solicited by personal meeting, Internet, advertisement, telephone, and facsimile machine, as well as by use of the mails.  Solicitations may be made by directors, officers and other employees of the Company, none of whom will receive additional compensation for such solicitations.  The cost of soliciting proxies will be borne by the Company.  It is anticipated that banks, brokerage houses, and other custodians, nominees, or fiduciaries will be requested to forward solicitation materials to their principals and to obtain authorization for the execution of proxies and that they will be reimbursed by the Company for their out-of-pocket expenses incurred in providing those services.  All expenses of solicitation of proxies will be borne by the Company.

Delivery of Proxy Materials to Households

You can access a copy of our annual report on Form 10-K containing the financial statements for the fiscal year ended December 31, 2014 online by visiting www.sec.gov.

   Pursuant to SEC rules, services that deliver the Company’s communications to shareholders that hold their stock through a bank, broker, or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s proxy statement.  Upon written or oral request, the Company will promptly deliver a separate copy of this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered.  In addition, upon written or oral request, the Company will promptly deliver a copy of the annual report on Form 10-K for the year ended December 31, 2014.  Shareholders may notify the Company of their requests by calling the Company at (604) 828-8822 or by sending a written request addressed to Globalink, Ltd., 365 Boundary Road, Vancouver, BC V5K 4S1, Attention:  Secretary.

PROPOSALS TO THE SHAREHOLDERS

PROPOSAL I.  RE-ELECTION OF DIRECTORS

   The Board of Directors recommends the following nominees for election as directors and recommends that each shareholder vote “FOR” the nominees.  Executed proxies in the accompanying form will be voted at the annual meeting in favor of the election as directors of the nominees named below, unless authority to do so is withheld.

Our Board of Directors has nominated Hin Kwok Sheung, Robin Young, Ke Feng (Andrea) Yuan, and Jia Charles Yao to stand for re-election as directors with their terms to expire at the next Annual Meeting of Shareholders.

The persons nominated for election have agreed to serve if elected, and the Board of Directors has no reason to believe that any of these nominees will be unavailable or will decline to serve.  In the event, however, that any of the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the persons designated as proxies will vote for any nominee who is designated by our current Board of Directors to fill the vacancy.

All of the nominees for director named above are currently directors of the Company and are proposed to be elected at the Annual Meeting to serve for the terms described above.  Directors are elected by a plurality of the votes cast (assuming a quorum is present at the Annual Meeting), meaning that the nominees receiving the highest number of affirmative votes of the votes represented at the Annual Meeting will be elected as directors.  Proxies solicited by the Board will be voted “FOR” the nominees named above unless a shareholder specifies otherwise.

   The following is biographical information and the age (as of the Record Date) for each person nominated to continue to serve as a director of the Company:

NOMINEES FOR DIRECTORS

Hin Kwok Sheung

Chief Executive Officer and President, Director, and Chairman of the Board.  Mr. Hin Kwok Sheung, age 64, was appointed to his positions with the company on February 1, 2014.  He was a director of the Xin Tong Tai Storage and Logistics Company from 1995 through 2011.  In 2009, Mr. Sheung worked with the city of Chengdu, China as a commercial property developer.  In 2012, Mr. Sheung was the director and CEO of Wanxing Property Developments Company and of the Golden Imperial Gardens Development Company.  Mr. Sheung graduated from the University of Heilongliang with a B.A. in linguistics with a focus in Russian.

Robin Young

Secretary and Director.  Mr. Robin Young, age 72, has been the principal of Young Engineering Corporation, an engineering consulting firm for the building industry since 1975.  He has also been the president of Landtek Properties Ltd., a development company since 1994 and Coreng Construction Corporation, a company providing project and construction management as well as general contracting from 1976 to 1990.  Mr. Young was listed in the “Who’s Who in British Columbia” and “International Who’s Who of Professionals”.  Mr. Young received a bachelor of applied science degree in civil engineering from the University of British Columbia in 1963.  He conducted his post-graduate studies both at McGill University and at Concordia University and received his master’s degree in civil and structural engineering in 1970 from Concordia University.

Ke Feng (Andrea) Yuan

Chief Financial Officer, Director. Ms. Ke Feng (Andrea) Yuan, age 43, is a Chartered Professional Accountant (CPA)/Certified General Accountant (CGA) in British Columbia and a Certified Public Accountant in New Hampshire.  Ms. Yuan obtained her Bachelor of Economics from Shanghai University of Finance and Economics in 1994.   Ms. Yuan started her career as an internal auditor and then as team head of the internal audit department at the Bank of China's Shanghai Pudong branch in China from 1994 through to 1999.  After arriving in Canada in spring of 1999, Ms. Yuan worked as an accountant at a small accounting firm while she worked towards her CGA designation.

Ms. Yuan moved to Davidson and Company LLP, Chartered Accountants, in 2004 where she worked in the firm’s audit group.  From November 2006 until 2009, Ms. Yuan was employed as an audit manager at Davidson. From 2009 until October 2011, Ms. Yuan was employed as an audit principal at Davidson.  In addition to overseeing a variety of Canadian public company audit files, she was also responsible for conducting the audits of various foreign public companies including Chinese and Korean companies.

Ms. Yuan started her own financial and management consulting company Black Dragon Financial Consulting Services Inc. in November 2011. Currently, Ms. Yuan acts as Chief Financial Officer or financial consultant for several public companies listed on the TSX Venture Exchange.

Ms. Yuan is fluent in both English and Mandarin.

Jia Charles Yao

Director.  Mr. Jia Charles Yao, age 69, was the general manager of TangShan Xintungtai Storage and Transportation Company Ltd. in China from 2001 through 2012.  TangShan is engaged with the storage, transportation, and logistics of materials.  From 2003 through 2006, Mr. Yao was a research student in the MBA program in the Faculty of Economic Management at the Capital University of Economics and International Trades.

Recommendation

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL II.  ELECTION OF DIRECTOR

   The Board of Directors recommends the following nominee for election as director of the Company and recommends that each shareholder vote “FOR” the nominee.  Executed proxies in the accompanying form will be voted at the annual meeting in favor of the election as director of the nominee named below, unless authority to do so is withheld.

Our Board of Directors has nominated Yan Zhuang to stand for election as director of the Company, with his term to expire at the 2016 Annual Meeting.

The person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that this nominee will be unavailable or will decline to serve.  In the event, however, that the nominee is unable or declines to serve as a director at the time of the Annual Meeting, the persons designated as proxies will vote for any nominee who is designated by our current Board of Directors to fill the vacancy.

Directors are elected by a plurality of the votes cast (assuming a quorum is present at the Annual Meeting), meaning that the nominee receiving the highest number of affirmative votes of the votes represented at the Annual Meeting will be elected as director.  Proxies solicited by the Board will be voted “FOR” the nominee named above unless a shareholder specifies otherwise.

   The following is biographical information and the age (as of the Record Date) for the person nominated to serve as a director of the Company:

NOMINEES FOR DIRECTOR

Mr. Yan Zhuang, age 44, has been the general manager of Globalink(China) Ltd.  From 2013 through 2015, he was a senior consultant to Zhejiang J&S Biotech Co., Ltd, China.  From 2000 to 2011, he was the general manager and founder of Zhejiang Newcovery Biotech Co., Ltd., which specializes in herbal extraction and purification.  It also created a data base of chromatogram fingerprints.

From 1990 to 1994, Mr. Zhuang attended Zhejiang University in China with a major in international trade.  From 2004 to 2005, he attended the Zhejiang University MBA Institute and was awarded a certificate of Chinese Professional Manager Qualification.  From 2005 to 2007, he was awarded an MBA master degree from both Zhejiang University and the University of Management and Technology.

Recommendation

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

Board Meetings

   During 2015, the Board of Directors of the Company held six telephonic meetings.  Each director attended 100% of the aggregate number of meetings of the Board held during 2015.

   It is the Company’s current policy to strongly encourage directors to attend the Annual Meeting of Shareholders, but they are not required to attend.

   Our Board of Directors presently has four members, and biographical information regarding the directors nominated for re-election is set forth above under the caption “PROPOSAL I.  RE-ELECTION OF DIRECTORS.”

Lack of Independence of Directors

At present, only Andrea Yuan and Yan Zhuang are deemed to be “independent” directors.  In making that determination, our Board utilized the definition of independence used by The National Association of Securities Dealer, Inc.  Automated Quotation system, even though such definition does not currently apply to us because our common shares are not listed on NASDAQ.

No Committees

Our Board of Directors does not, at present, have an audit, compensation or nominating committee, or any committee or committees performing similar functions.  All of these functions are, at present, performed by the Board of Directors as a whole.  The Board of Directors believes that, given its small size, the use of committees would hinder the Board’s efficiency and ability to respond quickly to the Company’s needs and circumstances.

Code of Ethics

   The Company has prepared but has not yet adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Communications with the Board of Directors

   Shareholders may communicate with the full Board of Directors or individual directors by submitting such communications in writing to Globalink, Ltd., Attention: Board of Directors (or the individual director(s)), 365 Boundary Road, Vancouver, BC V5K 4S1.  Such communications will be delivered directly to the directors.

Executive Officers

   Set forth below is a table identifying our executive officers:

     NAME                              POSITION

Hin Kwok Sheung

Chief Executive Officer and Chairman of the Board

Ke Feng (Andrea) Yuan

Chief Financial Officer

   Biographical information for the executive officer set forth above is available under the caption “PROPOSAL I.  RE-ELECTION OF DIRECTORS”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under Section 16(a) of the Securities Exchange Act of 1934, as amended, an officer, director, or greater-than-10% shareholder of the Company must file a Form 4 reporting the acquisition or disposition of Company’s equity securities with the Securities and Exchange Commission no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply.  Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year.  Such persons must also file initial reports of ownership on Form 3 upon becoming an officer, director, or greater-than-10% shareholder.  To the Company’s knowledge, based solely on a review of the copies of these reports furnished to it, the officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements during 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERSAND MANAGEMENT

The following table sets forth, as of March 1, 2016, the number and percentage of our outstanding common shares owned by (i) each person known to us to beneficially own more than 5% of its outstanding common shares, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name of Beneficial Owners

Common Shares

       Beneficially Owned

Percentage (1)

Robin Young (2)

    3,750,000                     8.24%

365 Boundary Road

Vancouver, B.C. V5K 4S1

Hin Kwok Sheung

   10,000,000

    21.94%

RM E2, Block E, S/FL

Ka Ming Court

Castle Peak Road, 688-690

Kowloon 688-690

Hong Kong

Jia CharlesYao

    2,000,000

     4.39%

#2104 Building 16, Yiyuan Anhuibeili

Chao Yang District

Beijing, China

Andrea Yuan

      0

     0.00%

365 Boundary Road

Vancouver, B.C. V5K 4S1

Yan Zhuang

      0

     0.00%

365 Boundary Road

Vancouver, B.C. V5K 4S1

Directors and Officers,

as a group(5 persons)

  15,750,000                   34.55%

Barry Phillips

    3,750,000                     8.23%

7903 - 93a Ave.

Edmonton, Alberta T6C 1V2

Petula Wong

    3,750,000                      8.23%

1-5417 Lemon Grove Ave

Los Angeles, CA 90038

Ben Choi

    3,750,000                      8.23%

4333 Fraser St.

Vancouver, B.C. V5V 4G4

Daniel Lo

    3,750,000                      8.83%

333 - 13988 Cambie Road

Richmond, B.C. Canada V6V 2K4

Yun Fei Liu

    4,000,000

      8.78%

6581 Parkdale Drive

Burnaby, B.C. V5B 2X4

 (1) Based upon 45,585,000 issued and outstanding as of March 1, 2016.

 (2) Owned by Fidelity Clearing Canada ULC, controlled by Robin Young.  Fidelity Clearing Canada ULC is located at 483 Bay Street, Suite 200, South Tower, Toronto, ON M5G 2N7.

COMPENSATION OF EXECUTIVE OFFICERS

The following table set forth certain information as to the compensation paid to our executive officers.

Summary Compensation Table

Name and Principal Position	Cash Year	Salary ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Hin Kwok Sheung	2014	-	-	-	-	-
CEO	2013	-	-	-	-	-
Ke Feng (Andrea) Yuan	2014	-	-	-	-	-
CFO	2013	-	-	-	-	-

Outstanding Equity Awards at Fiscal Year End

None

Director Compensation

The following table set forth certain information as to the compensation paid to our Directors.

Summary Compensation Table

Name and Principal Position	Cash Year	Salary ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Robin Young	2014	20,658	-	-		20,658
Director	2013	-	-	-	-	-
Daniel Lo	2014	11,658	-	-		11,658
Former Director	2013	-	-	-	-	-
Ben Choi	2014	11,658	-	-		11,658
Former Director	2013	-	-	-	-	-

Outstanding Equity Awards at Fiscal Year End

None

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

We have incurred fees and expenses from Davidson & Company LLP, Chartered Accountants of $31,100 and $Nil, respectively, for the 2014 and 2013 fiscal years.  Fees included work completed for our annual audit and for the review of our financial statements included in our Forms 10-K and 10-Q.

Tax Fees

We have incurred fees and expenses from Davidson & Company LLP, Chartered Accountants of $7,100 and $Nil, respectively, for the 2014 and 2013 fiscal years for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees

The Board of Directors, acting as the Audit Committee considered whether, and determined that, the auditor's provision of non-audit services was compatible with maintaining the auditor's independence.  All of the services described above for fiscal years 2014 and 2013 were approved by the Board of Directors pursuant to its policies and procedures.  We intend to continue using Davidson & Company LLP, Chartered Accountants solely for audit and audit-related services, tax consultation and tax compliance services, and, as needed, for due diligence in acquisitions.

PROCEDURE FOR SUBMITTING SHAREHOLDER PROPOSALS

The following procedure should be utilized to submit a shareholder proposal:

All notices of proposals by shareholders, whether or not be included in the Company’s proxy materials, should be sent to the attention of the Secretary of the Company at Globalink, Ltd., 365 Boundary Road, Vancouver, BC V5K 4S1.  Any such notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the Annual Meeting (a) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (b) the name and address, as they appear on the books of the Company, of the shareholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the Company which are owned beneficially and of record by such shareholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any material interest of such shareholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business.  The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission.  Any proposal which an eligible shareholder desires to have included in the Company’s proxy statement and presented at the 2016 annual meeting of shareholders (which is expected to be held on or about March 28, 2017) will be included in the Company’s proxy statement and related proxy card if it is received by the Company no later than November 10, 2016 (120 calendar days prior to the anniversary of the mailing date of this Proxy Statement) and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements.

Other deadlines apply to the submission of shareholder proposals for the 2015 Annual meeting that are not required to be included in the Company’s proxy statement under Securities and Exchange Commission rules.  With respect to these shareholder proposals for the 2015 Annual meeting, the Company’s Proposed Bylaws, if adopted, provide certain requirements for advance notification by shareholders of business to be conducted at annual meetings but not necessarily included in the Company’s proxy statement.  In order to be timely, a shareholder notice must be delivered to or mailed and received in writing by the Company’s Secretary at the principal executive offices of the Company not less than 120 days prior to the date of the meeting.  These requirements are separate from and in addition to requirements that a shareholder must meet in order to have a shareholder proposal included in the Company’s proxy statement.

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the 2015 Annual Meeting.  If any other matters properly come before the annual meeting, it is intended that the shares represented by Proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.